              Consent of Independent Certified Public Accountants



The Board of Directors
Capital Markets Assurance Corporation:

We consent to the use of our report included in the Form 8-K of Lehman ABS Corporation and to the reference to our firm under the heading "Experts" in the Lehman FHA Title I Loan Trust 1996-3 Prospectus Supplement.

Our report dated January 25, 1996, refers to the Company's adoption at December 31, 1993 of Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

/s/ KPMG Peat Marwick LLP

New York, New York
August   , 1996